1 1 Annual Meeting of Shareholders May 11, 2010 Exhibit 99.1

2

Safe Harbor
Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the timely completion of 767 freighter modifications as anticipated under ABX Air’s new operating agreement with DHL, ABX Air’s ability to maintain on-time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
Earnings from Continuing Operations Before Interest, Taxes, Depreciation, and Amortization (Adjusted EBITDA)
(Unaudited)
EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as income (loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. The Company’s management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of liquidity. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, or as alternative measures of liquidity.
2007  2008 2009 1Q2009 1Q2010
25,721 (56,619) 45,358 13,193 10,784
Impairment of goodwill & intangibles 0 91,241 0 0 0
25,721 34,622 45,358 13,193 10,784
Interest Income (4,557) (2,335) (449) -178 -73
Interest Expense 14,067 37,002 26,881 7,646 5,189
Depreciation and amortization 51,635 93,752 83,964 21,473 20,800
86,866 163,041 155,754 42,134 36,700
GAAP Pre-tax Earnings (Loss)
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
from Continuing Operations
Adjusted Pre-Tax Earnings
from Continuing Operations

3

2009 in Review
2009 Financial Results &
Balance Sheet Improvement
2010 Focus
Goals
DHL Agreements
767 Conversion Program
Marketing Strategy
Wrap-up & Your Questions
Agenda
Joe Hete
President & Chief Executive Officer
Quint Turner
Chief Financial Officer
Joe Hete
President & Chief Executive Officer
Rich Corrado
Chief Commercial Officer
Joe Hete
President & Chief Executive Officer

4

2009 Goals and Achievements
Achievements
Note balance reduced, capital leases
transferred to DHL
Superior service quality maintained
767 mod program on track; 4 completed
by year-end 2009
Framework established with DHL to
lease 13 767s, CAM leases 3 others
Long-term debt reduced $135M, post-
retirement obligations down $145M
AMES established in May 2009
ABX Air pilots approve new CBA,
reduced overhead costs by $21M
Goals
Restructure DHL promissory note
and capital leases
Continue to support DHL transition
Reconfigure non-standard B767PC
fleet to serve broad customer base
Seek long-term commitments for
B767 fleet
Further strengthen balance sheet
Leverage maintenance capability
Align cost structure

5 5 Financial Results & Balance Sheet Improvement Quint Turner, CFO

6

2009 Financial Performance
Annual Results
$ in millions
Non-DHL
DHL ACMI
DHL S&R Agreement
Revenues
from Continuing Operations
$451.4
2008
$941.7
$823.5
$29.1
$29.1
2009
$419.3
$282.8
$121.4
$121.4
$461.2
Pre-tax Earnings
From Continuing Operations
2008
$45.4
2009
$34.6*
* Excluding goodwill and intangible impairment charges
-$56.6

7

2009 Results – DHL Segment
*
* From continuing operations
2008 2009
2008 2009
Revenues
Pre-tax Earnings
Block hours down 78% as DHL
converted U.S. to international-
only service in January 2009
Severance & retention includes
gains on pilot S&R, vacation
reimbursement.
Excludes discontinued operations
(Hub Services and fuel)
$282.8 $451.4
$121.4
$29.1
$404.2
$480.5
$11.2 $13.6
$16.7
$27.9
$14.4
$0.8
ACMI S&R
$ in millions

8

2009 Results – ACMI Services
*
* Earnings include intangible charges totaling $91.2 million pre-tax for goodwill, customer intangibles
2008 2009
Revenues Pre-tax Earnings
11% increase in block hours
reflect additional 767s in service
Fuel costs down 42%, lowering
reimbursement revenues
ABX Air ACMI losses, including
transatlantic scheduled service
$289.5 $292.8
$75.2
$128.2
$0.5
$7.1
$364.7
$421.0
2008 2009
Fuel & other Reimbursable ACMI Impairment charges
-$84.1
-$91.2
$ in millions

9

2009 Results – CAM
2008 2009
2008 2009
Revenues
Pre-tax Earnings
Eight 767 aircraft added during
2009
767 conversion program on
track with seven of 14 now
completed or in mod
Amerijet leases in March first of
two 767s including certification,
pilot training, maintenance, etc.
$47.5
$60.7
$18.1
$22.8
$ in millions

10

Adjusted EBITDA
from Continuing Operations
*
2007
$86.9
$94.5 M
*Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with GAAP. 2008 amounts exclude impairment charges totaling $91.2 million related to goodwill and customer intangibles. Please refer to Slide 2 for a statement showing a reconciliation of Adjusted EBITDA from Continuing Operations to GAAP Net
Income."
$163.0
2008
2009
$155.8
$ in millions

11

Total Debt declines $135 Million
Transfer of Transfer of
Aircraft Capital Aircraft Capital
Leases to DHL Leases to DHL
$46.3
$43.1
Principal Principal
payments payments
$377.4
$512.5
$45.7
DHL Promissory DHL Promissory
Note Note
Extinguishment Extinguishment
$ in millions
YE
2008
YE
2009

12

Post-retirement obligations
decline $145 million
$152.7
$297.3
Actuarial Actuarial
costs & costs &
adjustments adjustments
$83.2
$75.8
$71.7
Employer Employer
contributions contributions
Workforce Workforce
contraction contraction
& plan freeze & plan freeze
$57.3
$ in millions
YE
2008
YE
2009
Gains on Gains on
assets assets

13

First Quarter 2010 Results
Revenues Earnings
DHL $  48,487 DHL $ 8,283
ACMI Services 98,226 ACMI Services (900)
CAM 17,802 CAM 6,539
Other 17,453 Other (1,336)
Eliminations (21,024) Interest (1,802)
Total- Cont. Oper. $ 160,944 Pretax Earnings–Cont. Oper. $ 10,784
Income Taxes (4,034)
Net Earnings-Cont. Oper. $6,750
Net Earnings-Discont. Oper. 405
Net Earnings $7,155
$ in thousands

14

First Quarter 2010 vs. 2009
$ in millions
Revenues
from Continuing Operations
2009 2010
Non-DHL & Intercompany DHL ACMI
Pre-tax Earnings
from Continuing Operations
$211.8
$160.9
$94.3
$19.2
$112.4
$44.5
2009 2010
$13.2
$10.8
$3.6
$5.1
$2.5
$4.8
$4.5
$3.5
Severance & Retention
$98.2
$4.0
42.1
36.3
EBITDA
from Continuing Operations
2009 2010
$42.1
$36.7

ATSG
Air Transport Services Group, Inc.

ABX AIR
ATI

15 15 2010 Focus

16

Plotting A Course For Growth
2010 Goals
Execute and deliver results against new DHL Agreements
Continue 767 conversions, deploy all freighters under long-term agreements
Further strengthen balance sheet
Leverage complementary service offerings in global marketing strategy
Capture cost and workforce flexibility advantages from ABX CBA,
AMES platform
Strategically invest for growth and further diversification

17 17 DHL Agreements

18

New A+CMI Agreements with DHL
New “A+CMI” Agreement Terms
DHL leasing thirteen 767 aircraft from CAM under seven-year terms, unlocking market value of assets
ABX to operate aircraft for DHL under separate five-year CMI agreement, with two-year extension right to DHL
Economics based upon pre-defined fee, scalable for number of aircraft operated by
ABX, with performance incentive bonuses
CMI agreement subject to break-up fee should DHL elect to prematurely terminate
Under the CMI, ABX contracts with AMES for airframe heavy maintenance, reimbursable by DHL under lease agreements
The remaining $31M in the DHL Note will amortize over five-year term of the CMI with no cash requirement from ATSG; interest expense continues to be reimbursed
Other Issues Resolved
DHL agreed to pay ABX $31M to settle DC-9 and Boeing 767 aircraft put values
DHL agreed to remit $11.2M in May to settle the reimbursement of accrued vacation paid to employees adversely impacted by DHL’s restructuring

19 19 767 Conversion Program

20

Deploying Our 767SFs
11-14
11-18
April 2011
Jan. 2012
DHL-CAM Leased SFs
Other Customers-CAM Leased SFs
11-14
11
Jan. 2011
4
Pace of 767 modifications could be affected by possible assignment of modification slots to DHL.
7
11
April 2010
DHL- Interim Leased SFs
ACMI Services – ACMI/Charter SFs
13
13
4
5-8 5-8
5-12
26
30
32
36

21

767 Advantages vs. Aging Fleets
Aircraft
Fuel (gal./
block hr) Crew
Payload (lbs.)/
Capacity (cu.ft.)
Range
(NM)
767-200SF 1,380 2 100,000 / 11,138 2,800
A300-B4 1,900 3 99,200 / 11,445 1,680
DC-8 63 1,760 3 96,800 / 10,060 2,150
DC-8 73 1,600 3 111,800 / 10,060 2,470

22 22 Marketing Strategy Rich Corrado, Chief Commercial Officer

23

Emerging Go-to-Market Strategy
Drive higher return on capital by
optimally positioning opportunities and
bundling
additional services
CAM a neutral, non-airline, lead sales
organization that can drive a bundled
marketing strategy
Develop packaged programs cross-
selling entities
Amerijet International program
symbolizes this approach
Market Approach Market Opportunities
767 ideal replacement
for less efficient aircraft
A300-B4 (47)
DC-10-10 (59)
DC-8 (55)
Growth markets
Domestic China-9.3%
Intra-Asia-7.5%
Europe-Asia-5.9%
Europe-Africa-5.7%
Source: ACMG, Boeing

ATSG
Air Transport Services Group, Inc.

CAM
Cargo Aircraft Management, Inc.
AIRBORNE
ABX AIR
ATI
AIR TRANSPORT INTERNATIONAL, L.L.C.
Capital Cargo

24

ATSG Portfolio Marketing
Individual companies continue to market and sell their own services
CAM
will
bundle
and sell
the services of the
individual companies into
short- and long-term
solutions
for new and
existing customers
• ACMI / Wet Leasing
• Cargo Handling
• Charter Services
• ACMI / Wet Leasing
• Combi-freighters
• Charter Services
• ACMI / Wet Leasing
• Charter Services
• Aviation Solutions
• Bundled Programs
• Aircraft Leasing
• Conversion Services
• Heavy Maintenance
• Line Maintenance
• Component Overhaul & Sales
• Engineering Services

25

Flexible
Global
Solutions
Market Differentiation
• 767-200 with
GE CF6-80A
engines
• Low fuel cost
• Low
maintenance
cost
• Flexible
configuration
• Power By Hour
engine services
The Global Leader of Medium Wide Body Operating and Leasing Solutions
Efficient Medium
Wide-Body
Aircraft
• ACMI/wet leasing
• CMI
• Dry leasing
• AMC charter
• Full service
charter
• Flight operations
• Heavy
maintenance
• Line
maintenance
• Maintenance
programs
• Engineering
• Technical
support
• Manual services
• Parts,
components
sales & service
• Aircraft
conversion
services
• Global aircraft
deployment
• Logistics
support
• DHL
• TNT
• UPS
• Qantas
• Amerijet
• Air
Mobility
Command
• CargoJet
Bundled
Maintenance
Solutions
Program
Management
Diverse
Customer
Experience

26 26 Wrap-up and Your Questions Joe Hete, President & CEO

27

2010 Achievements to Date
Completed new fixed-price, multi-year agreements for aircraft leasing and CMI services with DHL
Continued to reduce debt and strengthen balance sheet
Leased 767F to Amerijet, illustrating ATSG’s complementary
solutions opportunity
Restructured and expanded TNT relationship into lower-risk ACMI for two aircraft
Took delivery of three more 767Fs from mod
Completed restructuring of ABX Air
Placed deposits for three 767-300s

28

Value Proposition
Strong cash returns from modified freighters
767 leases lock in long-term cash flow
ACMI/CMI flexibility provides lease migration path
10 modified 767 freighters to be deployed through 2011
Long-term agreements with well-established customers
Lease/CMI provides entry point for expanded opportunities
Integrated, value-added services
Solid balance sheet and liquidity, growth capital capacity
Well positioned for continued growth in global air cargo
demand
The Global Leader of Medium Wide-Body Operating & Leasing Solutions

29 29 Investors Recognize ATSG Progress ATSG NASDAQ Transportation (IXTR) May 11, 2009 May 10, 2010 $0.77 $5.36 2155 1789 Values at close

30 30 Shareholder Questions